UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2008

NBTY, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-31788	11-2228617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Smithtown Avenue
Ronkonkoma, New York		11779
(Address of Principal Executive Offices)		(Zip Code)

(631) 567-9500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.                                    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 14, 2008 NBTY, Inc. (“NBTY”) completed its previously announced acquisition of substantially all of the assets of Leiner Health Products Inc. (“Leiner”) for approximately $371 million plus assumption of certain liabilities.  On July 18, 2008, the Company filed a Current Report on Form 8-K with respect to the transaction.  This Amendment to the Current Report on Form 8-K is being filed for the purposes of providing the required historical financial statements and the pro forma financial information related to this acquisition.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS

(a)                Financial Statements of Business Acquired.

Audited financial statements of Leiner Health Products Inc. as of March 29, 2008 and March 31, 2007 and for the years ended March 29, 2008, March 31, 2007 and March 25, 2006 are filed as Exhibit 99.1 to this Amendment.

(b)               Pro Forma Financial Information.

The pro forma financial information as of March 31, 2008, for the six months ended March 31, 2008 and for the year ended September 30, 2007 is filed as Exhibit 99.2 to this Amendment.

(d)  Exhibits.

See Exhibit Index attached hereto which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2008
NBTY, INC.

	By:	/s/ Harvey Kamil
Harvey Kamil
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

Exhibit 2.1

AMENDED AND RESTATED ASSET PURCHASE AGREEMENT by and among NBTY Acquisition, LLC as Purchaser, NBTY, Inc. as Buyer Holdco, and Leiner Health Products, Inc., Leiner Health Services Corp., and Leiner Health Products, LLC as Sellers Dated as of June 9, 2008.*

Exhibit 10.1

AMENDED AND RESTATED CREDIT AGREEMENT, DATED JULY 25, 2008, among the Registrant, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, Bank of America, N.A., Citibank, N.A., HSBC Bank USA, National Association and Wachovia Bank, National Association as Co-Syndication Agents. (1)

Exhibit 10.2

AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, DATED AS OF JULY 25, 2008, made by NBTY, Inc. and the other grantors party thereto in favor of JPMorgan Chase Bank, N.A., as Administrative Agent. (1)

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.*

Exhibit 99.1	Audited Financial Statements of Leiner Health Products, Inc. as of March 29, 2008 and March 31, 2007 and for the years ended March 29, 2008, March 31, 2007 and March 25, 2006.

Exhibit 99.2	Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 2008.

Unaudited Pro Forma Combined Condensed Statement of Operations of NBTY, Inc. and Leiner Health Products Inc. for the six months ended March 31, 2008 and for the year ended September 30, 2007.*

*	Filed herewith

(1)	Incorporated by reference to the registrant’s Form 8-K, dated July 25, 2008, filed with the SEC on July 30, 2008.